UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 2, 2012

Date of Report (Date of Earliest Event Reported)

HUMAN GENOME SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14169	22-3178468
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14200 Shady Grove Road, Rockville, Maryland		20850-7464
(Address of principal executive offices)		(Zip code)

(301) 309-8504

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed on July 16, 2012, Human Genome Sciences, Inc., a Delaware corporation (the “Company”), GlaxoSmithKline plc, a public limited company organized under the laws of England and Wales (“Parent”), and H. Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Parent agreed to cause Merger Sub to amend its May 10, 2012 offer (such offer, as amended prior to the execution of the Merger Agreement, the “Initial Offer”) to purchase all outstanding shares of the Common Stock, $0.01 par value per share, of the Company (including the associated preferred share purchase rights, the “Shares”), to (1) increase the purchase price from $13.00 to $14.25 per Share (the “Offer Price), net to the seller in cash, without interest thereon and subject to any applicable withholding taxes and (2) make such other amendments to reflect the execution, terms and other conditions of the Merger Agreement (the Initial Offer, as amended pursuant to the Merger Agreement, the “Offer”).

On July 30, 2012, Parent announced that the initial offering period of the Offer had expired at 12:00 midnight, New York City time, at the end of the day on July 27, 2012 and that as of such time, based on the information provided by Computershare Trust Company, N.A., the depositary for the Offer, 158,607,627 Shares were validly tendered and not withdrawn prior to the expiration of the Offer, representing, together with Shares owned by Parent, approximately 79% of the outstanding Shares, and an additional 9,155,762 Shares were tendered subject to guaranteed delivery procedures, representing approximately 4% of the outstanding Shares. Merger Sub accepted for payment all Shares that were validly tendered and not withdrawn in the initial offering period.

In addition, on July 30, 2012, Parent announced that Merger Sub commenced a subsequent offering period for all remaining untendered Shares, which expired at 5:00 pm, New York City time, on August 2, 2012. On August 3, 2012, Parent announced that, based on information provided by the depositary for the Offer, 174,430,970 Shares were tendered in and not withdrawn during the Offer and the subsequent offering period (including Shares that had been tendered by notice of guaranteed delivery and subsequently delivered), representing, together with Shares beneficially owned by Parent, a total of approximately 87% of the outstanding Shares of HGS. Merger Sub accepted for payment all Shares that were validly tendered in the subsequent offering period.

On August 2, 2012, pursuant to the terms of the Merger Agreement, the Company completed its merger with Merger Sub, whereby Merger Sub merged with and into the Company with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

The information set forth in Item 3.03 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 16, 2012 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 2, 2012, pursuant to the terms of the Merger Agreement, Parent completed the acquisition of the Company through the merger of Merger Sub with and into the Company. As a result of the Merger, all of the issued and outstanding capital stock of the Company is currently owned by Parent.

On August 3, 2012, in connection with the Merger, the Company notified the NASDAQ Global Select Market (“NASDAQ”) of its intent to remove its common stock from listing on NASDAQ and requested that NASDAQ file a delisting application with the SEC to delist and deregister the Company’s common stock. On August 3, 2012, NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Shares. The Company will file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.02.	Unregistered Sales of Equity Securities.

On August 2, 2012, in accordance with the terms of the Merger Agreement, Merger Sub exercised its option (the “Top-Up Option”) to purchase Shares directly from the Company and purchased 59,232,487 Shares (the “Top-Up Shares”) at a price of $14.25 per Share, the same amount paid for each Share tendered and accepted for payment by Merger Sub pursuant to the Offer. Merger Sub paid the aggregate purchase price by delivery of (i) an amount in cash equal to $933,694.77 and (ii) a promissory note for the remainder of the purchase price. The Top-Up Shares, when combined with the Shares purchased in the Offer and Shares then owned by Merger Sub, were sufficient to give Merger Sub aggregate ownership of more than 90% of the outstanding Shares. The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act for transactions not involving a public offering.

Item 3.03	Material Modifications to Rights of Security Holders.

As a result of the Merger and at the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than any Shares for which the holder has properly exercised and perfected appraisal rights and any Shares held by Parent or Purchaser or held by the Company or its subsidiaries as treasury stock) was converted into the right to receive $14.25 in cash, without interest thereon and subject to any applicable withholding taxes. At the Effective Time, such Shares ceased to be outstanding and were automatically canceled and ceased to exist and each holder of Shares ceased to have any rights with respect thereto, expect the right to receive $14.25 per Share in cash without interest thereon and less any required withholding taxes and accordingly such holders no longer have any interest in the Company’s future earnings or growth.

The information set forth in Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 16, 2012 and is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

On August 2, 2012, pursuant to the terms of the Merger Agreement, Parent completed its acquisition of the Company via the merger of Merger Sub with and into the Company, and the Company became a wholly owned subsidiary of Parent. The total amount of consideration payable in connection with the change in control transaction was approximately $3.6 billion. The funds used by Merger Sub to purchase the Shares were provided by Parent.

The information set forth in Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 16, 2012 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2012, in connection with the Merger, the Company’s certificate of incorporation was amended and restated (the “Amended Charter”) to be substantially in the form of Merger Sub’s certificate of incorporation as in effect immediately prior to the Effective Time. Also on August 2, 2012, in connection with the Merger, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, became the bylaws of the Company, except that the name of the company set forth therein is Human Genome Sciences, Inc. (the “Amended Bylaws”). The Amended Charter and the Amended Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 16, 2012, by and among GlaxoSmithKline plc, H. Acquisition Corp., and Human Genome Sciences, Inc. (1)

3.1	Amended Charter of Human Genome Sciences, Inc.

3.2	Amended Bylaws of Human Genome Sciences, Inc.

(1)	Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Human Genome Sciences, Inc. on July 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

DATE: August 8, 2012	By:	/s/ Chester Koczynski
	Name:	Chester Koczynski
	Title:	President

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 16, 2012, by and among GlaxoSmithKline plc, H. Acquisition Corp., and Human Genome Sciences, Inc. (1)

3.1	Amended Charter of Human Genome Sciences, Inc.

3.2	Amended Bylaws of Human Genome Sciences, Inc.

(1)	Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Human Genome Sciences, Inc. on July 16, 2012

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